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                                                                    EXHIBIT 99.1

                           ALLIS-CHALMERS ENERGY INC.


PRESS RELEASE                                   CONTACT:  Victor M. Perez, CFO
                                                          Allis-Chalmers Energy
                                                          713-369-0550

                                                          Lisa Elliott, Sr. VP
                                                          DRG&E/ 713-529-6600

                        ALLIS-CHALMERS ENERGY TO ACQUIRE
                             SPECIALTY RENTAL TOOLS


HOUSTON, TEXAS, December 22, 2005 - Allis-Chalmers Energy Inc. (AMEX: ALY) today announced that it has entered into a definitive sales/purchase agreement to acquire Specialty Rental Tools, Inc. (Specialty), based in Lafayette, Louisiana for approximately $90.0 million in cash, subject to satisfactory financing. Allis-Chalmers will additionally pay Specialty's tax liability of approximately $6.0 million associated with Specialty's execution of a Section 338(h)10 election, which will result in long-term tax benefits to Allis-Chalmers. The acquisition of Specialty is expected to close in January 2006.

Founded in 1978, Specialty rents drill pipe, heavy weight spiral drill pipe, tubing work strings, blow-out preventers, choke manifolds and various valves and handling tools for oil and natural gas drilling. Specialty's customer base includes both major and independent oil companies in their onshore and offshore operations. During the nine months ended September 30, 2005, Specialty generated aggregate revenues of $21.8 million and EBITDA of $16.2 million. EBITDA is a financial measure that is derived on the basis of methodologies other than in accordance with generally accepted accounting principles, or GAAP. Additional information and discussion regarding EBITDA is provided later in this release. Due to Specialty's strong operating margins, Allis-Chalmers anticipates that this acquisition will be immediately accretive to earnings.

Micki Hidayatallah, Allis-Chalmers' Chairman and Chief Executive Officer stated, "We are excited about making a significant investment in our rental tools segment by adding a business that has served the oilfield industry for almost 25 years and kept pace with the ever-changing equipment used in drilling, completion and workover operations. This acquisition significantly enhances the scope, capacity and customer base in our rental tools business, and we expect it to balance the profit generated between our rental tools and service operations.


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"The acquisition of Specialty gives us a broader scope of rental tools to offer the existing customer base and we believe it will allow us to better compete in deep water drilling operations in the area of premium drill pipe and handling equipment rental. We expect our strong sales force and relationships will create tremendous opportunities to diversify our customer base and enhance the capacity utilization of these assets by offering them at all our operating locations," added Mr. Hidayatallah.

In connection with this acquisition, Allis-Chalmers expects to centralize its rental tool operations on 25 acres of land in Broussard, Louisiana currently owned and only partially used by Specialty. This key operating location provides immediate access to the offshore market in the Gulf of Mexico and an inspection and repair facility.

ABOUT ALLIS-CHALMERS

Allis-Chalmers Energy Inc. provides a variety of products and services to the oil and natural gas industry. Through its subsidiaries, Allis-Chalmers is engaged in providing specialized equipment and operations to install casing and production tubing required to drill and complete oil and gas wells, directional and horizontal drilling services, the rental of heavy weight spiral drill pipe and related oilfield services, services to enhance production through the installation of small diameter coiled tubing and chemicals into producing oil and gas wells and air drilling services to natural gas exploration and development operators.

FORWARD-LOOKING STATEMENTS

THIS PRESS RELEASE CONTAINS FORWARD-LOOKING STATEMENTS (WITHIN THE MEANING OF
SECTION 27A OF THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT") AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934) REGARDING ALLIS-CHALMERS' BUSINESS, FINANCIAL CONDITION, RESULTS OF OPERATIONS AND PROSPECTS. WORDS SUCH AS EXPECTS, ANTICIPATES, INTENDS, PLANS, BELIEVES, SEEKS, ESTIMATES AND SIMILAR EXPRESSIONS OR VARIATIONS OF SUCH WORDS ARE INTENDED TO IDENTIFY FORWARD-LOOKING STATEMENTS, BUT ARE NOT THE EXCLUSIVE MEANS OF IDENTIFYING FORWARD-LOOKING STATEMENTS IN THIS PRESS RELEASE.

ALTHOUGH FORWARD-LOOKING STATEMENTS IN THIS PRESS RELEASE REFLECT THE GOOD FAITH JUDGMENT OF MANAGEMENT, SUCH STATEMENTS CAN ONLY BE BASED ON FACTS AND FACTORS CURRENTLY KNOWN TO MANAGEMENT. CONSEQUENTLY, FORWARD-LOOKING STATEMENTS ARE INHERENTLY SUBJECT TO RISKS AND UNCERTAINTIES, AND ACTUAL RESULTS AND OUTCOMES MAY DIFFER MATERIALLY FROM THE RESULTS AND OUTCOMES DISCUSSED IN THE FORWARD-LOOKING STATEMENTS. FACTORS THAT COULD CAUSE OR CONTRIBUTE TO SUCH DIFFERENCES IN RESULTS AND OUTCOMES INCLUDE, BUT ARE NOT LIMITED TO, DEMAND FOR OIL AND NATURAL GAS DRILLING SERVICES IN THE AREAS AND MARKETS IN WHICH ALLIS-CHALMERS OPERATES, COMPETITION, OBSOLESCENCE OF PRODUCTS AND SERVICES, ALLIS-CHALMERS' ABILITY TO OBTAIN FINANCING TO SUPPORT ITS OPERATIONS, ENVIRONMENTAL AND OTHER CASUALTY RISKS, AND THE IMPACT OF GOVERNMENT REGULATION. FURTHER INFORMATION ABOUT THE RISKS AND UNCERTAINTIES THAT MAY IMPACT ALLIS-CHALMERS ARE SET FORTH IN ALLIS-CHALMERS' MOST RECENT FILINGS ON FORM 10-K (INCLUDING WITHOUT LIMITATION IN THE "RISK FACTORS" SECTION) AND FORM 10-Q, AND IN ALLIS-CHALMERS' OTHER SEC FILINGS AND PUBLICLY AVAILABLE DOCUMENTS. READERS ARE URGED NOT TO PLACE UNDUE RELIANCE ON THESE FORWARD-LOOKING STATEMENTS, WHICH SPEAK ONLY AS OF THE DATE OF THIS PRESS RELEASE. ALLIS-CHALMERS UNDERTAKES NO OBLIGATION TO REVISE OR UPDATE ANY FORWARD-LOOKING STATEMENTS IN ORDER TO REFLECT ANY EVENT OR CIRCUMSTANCE THAT MAY ARISE AFTER THE DATE OF THIS PRESS RELEASE.

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ALLIS-CHALMERS ENERGY INC.
REGULATION G RECONCILIATION


                   USE OF EBITDA & REGULATION G RECONCILIATION
                   -------------------------------------------

This press release contains references to EBITDA, a non-GAAP financial measure that complies with federal securities regulations when it is defined as net income (the most directly comparable GAAP financial measure) before interest, taxes, depreciation and amortization. We define EBITDA accordingly for the purposes of this press release. However, EBITDA, as used and defined by Allis-Chalmers, may not be comparable to similarly titled measures employed by other companies and is not a measure of performance calculated in accordance with GAAP. EBITDA should not be considered in isolation or as a substitute for operating income, net income or loss, cash flows provided by operating, investing and financing activities, or other income or cash flow statement data prepared in accordance with GAAP. However, Allis-Chalmers believes EBITDA is useful to an investor in evaluating its operating performance because:
o it is widely used by investors in the energy industry to measure a company's operating performance without regard to the items excluded from EBITDA, which can vary substantially from company to company depending upon accounting methods and book value of assets, capital structure and the method by which assets were acquired, among other factors; o it helps investors to more meaningfully evaluate and compare the results of Allis-Chalmers' operations from period to period by removing the effect of Allis-Chalmers' capital structure and asset base from Allis-Chalmers' operating results; and o it is used by Allis-Chalmers' management for various purposes, including as a measure of operating performance, in presentations to its board of directors, as a basis for strategic planning and forecasting, as a component for setting incentive compensation and to assess compliance in financial ratios, among others.

There are significant limitations to using EBITDA as a measure of performance, including the inability to analyze the effect of recurring and non-recurring items that are excluded from EBITDA and materially affect net income or loss, results of operations, and the lack of compatibility of the results of operations of different companies.

A reconciliation of this financial measure to net income, the most directly comparable GAAP financial measure, is provided in the table below.

                             SPECIALTY RENTAL TOOLS

                   RECONCILIATION OF EBITDA TO GAAP NET INCOME

                                 ($ in millions)

                                                       FOR THE NINE MONTHS ENDED
                                                           SEPTEMBER 30, 2005
                                                           ------------------

EBITDA                                                           $16.2
     Depreciation and amortization                                 2.5
                                                               -------
     GAAP Income from operations                                 $13.7
     Interest expense                                              0.2
     Other income, net                                            (0.1)
                                                               -------
     Net income                                                  $13.6




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